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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                DECEMBER 31, 2001

                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)
                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)
                                     1-13175
                            (Commission File Number)

                                   74-1828067
                        (IRS Employer Identification No.)

                                ONE VALERO PLACE
                               SAN ANTONIO, TEXAS
                    (Address of principal executive offices)
                                      78212
                                   (Zip Code)

                                 (210) 370-2000
              (Registrant's telephone number, including area code)


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This Form 8-K/A amends the previously filed Form 8-K/A dated December 31, 2001 and filed with the Securities and Exchange Commission on March 18, 2002, to amend certain pro forma adjustments and notes related to the Unaudited Pro Forma Combined Statement of Income in Exhibit 99.2 Pro forma financial information. The previously filed Form 8-K/A referenced to above amended the Form 8-K of Valero Energy Corporation dated December 31, 2001 and filed with the Securities and Exchange Commission on January 11, 2002, to provide the financial statements and the pro forma information required under Item 7 of Form 8-K. That Form 8-K reported under Item 2 the December 31, 2001 closing of the merger of Ultramar Diamond Shamrock Corporation with and into Valero Energy Corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

Audited consolidated financial statements for Ultramar Diamond Shamrock Corporation as of December 31, 2001 and 2000 and for the years ended December 31, 2001, 2000 and 1999, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

Pro forma financial information for Valero Energy Corporation for the year ended December 31, 2001 is filed herewith as Exhibit 99.2 and incorporated herein by reference.

(c) Exhibits.

         EXHIBIT NO. and DESCRIPTION OF EXHIBIT

         2.1 Agreement and Plan of Merger, dated as of May 6, 2001, by and between Valero Energy Corporation and Ultramar Diamond Shamrock Corporation (incorporated by reference to Exhibit 2.1 to Valero's Current Report on Form 8-K, filed on May 10,
              2001).

         23.1 Consent of Independent Public Accountants, dated March 14, 2002.

         99.1 Financial statements of business acquired.

         99.2 Pro forma financial information.





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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Valero Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VALERO ENERGY CORPORATION


                                           By: /s/  JOHN D. GIBBONS
                                              ----------------------------------
                                              John D. Gibbons
                                              Executive Vice President and Chief
                                              Financial Officer

Dated:  March 18, 2002












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EXHIBIT INDEX


         23.1     Consent of Independent Public Accountants, dated
                  March 14, 2002.

         99.1     Financial statements of business acquired.

                  The following Consolidated Financial Statements of Ultramar Diamond Shamrock Corporation are included in Exhibit 99.1 of this Form 8-K/A:

                  o        Report of Independent Public Accountants

                  o        Consolidated Balance Sheets as of December 31, 2001
                           and 2000

                  o Consolidated Statements of Income for the Years Ended December 31, 2001, 2000 and 1999

                  o Consolidated Statements of Stockholders' Equity for the Years Ended December 31, 2001, 2000 and 1999

                  o Consolidated Statements of Cash Flows for the Years Ended December 31, 2001, 2000 and 1999

                  o Consolidated Statements of Comprehensive Income for the Years Ended December 31, 2001, 2000 and 1999

                  o        Notes to Consolidated Financial Statements

         99.2     Pro forma financial information.

                  The following pro forma financial information is included in
                  Exhibit 99.2 of this Form 8-K/A:

                  o        Unaudited Pro Forma Combined Financial Information

                  o Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2001

                  o        Notes to Unaudited Pro Forma Combined Statement of
                           Income





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